UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 10, 2007

CONVERTED ORGANICS INC.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-33304	204075963
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7A COMMERCIAL WHARF WEST, BOSTON, Massachusetts		02110
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	617-624-0111

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 7, 2007, the Board of Directors of Converted Organics Inc. (the "Company") acted to amend and restate the Company's Bylaws (the "Bylaws") to allow for the issuance of uncertificated shares that are registrable in book-entry form and to facilitate participation in the Direct Registration System ("DRS"). The objective of DRS is to allow investors to have securities registered in their names without the issuance of physical certificates, and to minimize the risks and delays associated with the transfer of physical certificates.

The full text of the Amended Bylaws Section 6.1 is filed as Exhibit 3.2A to this Current Report.

Item 9.01 Financial Statements and Exhibits.

Exhibits

3.2A Amended Bylaws Section 6.1

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONVERTED ORGANICS INC.

September 10, 2007	By:	/s/ Edward J. Gildea

Name: Edward J. Gildea
Title: President, Chairman and CEO

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Exhibit Index

Exhibit No.	Description

3.2A	Amended Bylaws Section 6.1